UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  November 8, 2007

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Chairman and Chief Executive Officer James Long will speak at the Sanders Morris Harris Investor Growth Conference to be held in New York City at the New York Palace Hotel on November 8th and 9th. Mr. Long’s presentation is scheduled for November 8, 2007 at 2:30pm Eastern Time. The conference website is located at www.smhcapital.com/events/IGC2007.html.

Mr. Long will discuss the company's recent financial performance, strategy and outlook for the future, followed by a breakout session. A live webcast of the conference presentation also will be available. To access the webcast, investors should visit www.inxi.com/webcasts. For those unable to access the live webcast, a replay will be available for 90 days by accessing the web address listed above.

Attached as Exhibit 99.1 are PowerPoint slides that will be presented at the Conference.  Pursuant to Regulation FD, INX Inc. hereby furnishes the presentation materials as Exhibit 99.1 to this report. Note:  The information in this report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	PowerPoint Presentation

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INX Inc.

Date: November 8, 2007	By:	/s/ Brian Fontana
Brian Fontana
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	PowerPoint Presentation.